MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
         CERTIFIED PUBLIC ACCOUNTANTS  Letterhead



                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of FAR EAST VENTURES, INC. on Form S-8 for our report relating to the financial statements of FAR EAST VENTURES, INC. dated March 3, 2000.



                            /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                            --------------------------------------------
                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants





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